                                                                   EXHIBIT 4.1

   NUMBER                                                             SHARES

AB                               [PICTURE]

COMMON STOCK                                                       COMMON STOCK


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                              ACUITY BRANDS, INC.

THIS CERTIFICATE IS TRANSFERABLE IN
NEW YORK, NEW YORK OR MINNEAPOLIS, MINNESOTA                  CUSIP 00508Y 10 2



This Certifies that
                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS





is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH,
                            OF THE COMMON STOCK OF

COUNTERSIGNED AND REGISTERED
         WELLS FARGO BANK MINNESOTA, N.A.
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR
BY


                                                           AUTHORIZED SIGNATURE


Acuity Brands, Inc. (herein called "the Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the process of the Certificate of Incorporation as amended of the Corporation, a copy of which Certificate of Incorporation is on file with the Transfer Agent, all of which the holder by the acceptance hereof expressly assents and is bound. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated

                                     [SEAL]



/s/ Helen D. Haines                    /s/   James S. Balloun
    --------------------------             --------------------------
            SECRETARY                        CHAIRMAN OF THE BOARD





                          AMERICAN BANK NOTE COMPANY

Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Stockholder Protection Rights Agreement, dated as of November __, 2001 (as such may be amended from time to time, the "Rights Agreement"), between Acuity Brands, Inc. (the "Company") and Wells Fargo Bank Minnesota, N.A. as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may become exercisable for securities or assets of the Company or securities of another entity, may be exchanged for shares of Common Stock or other securities or assets of the Company, may expire, may become null and void (if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" or "Associate" thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge after the receipt of a written request therefor.


                              ACUITY BRANDS, INC.

A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, VOTING RIGHTS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK MAY BE OBTAINED BY ANY STOCKHOLDER, WITHOUT CHARGE, FROM THE TRANSFER AGENT, OR THE OFFICE OF THE SECRETARY OF THE CORPORATION.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN CON -- as tenants in common                     UNIF GIFT MIN ACT -- __________ Custodian __________
  TEN ENT -- as tenant by the entireties                                     (Cust)              (Minor)
  JT TEN  -- as joint tenants with right of                                under Uniform Gifts to Minors
             survivorship and not as tenants
             in common                                                     ACT ___________________________
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received _______________________ hereby sell, assign and transfer into

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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____________________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________ Attorney, to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM
PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
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 SIGNATURE(S) GUARANTEED BY:





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
-------------------------------------------------     -------------------------------------------------
           AMERICAN BANK NOTE COMPANY                 PRODUCTION COORDINATOR: LISA MARTIN: 215-764-??26
          55TH STREET AT SANSOM STREET                            PROOF OF OCTOBER 25, 2001
             PHILADELPHIA, PA 15139                                  ACUITY BRANDS, INC.
                 (212) 784-5600                                         H 71319 back
-------------------------------------------------     -------------------------------------------------
         SALES ANDY HOBBS: 404-525-1455                         OPERATOR:                  eg
-------------------------------------------------     -------------------------------------------------
    /NET/BANKNOTE/HOME 23/MAC 6/ACUITYm71319                                 NEW
-------------------------------------------------     -------------------------------------------------